JPMorgan Funds - Pacholder High Yield Fund
Rule 10f-3 Transactions
For the period from January 1, 2011 to June 30, 2011

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund Pacholder High Yield Fund
Trade Date 1/4/2011
Issuer CCO Holdings LLC. (CTHR 7.00% January 15, 2019 144A)
Cusip 1248EPAS
Bonds 235,000
Offering Price $99.25
Spread 1.45%
Cost $233,228
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.65%
Syndicate Members Deutsche Bank Securities, Citigroup Global Markets, Credit Suisse Securities, Merrill Lynch Pierce Fenner Smith, UBS Securities, Credit Agricole Securities, Goldman sachs, JPMorgan, Morgan Stanley, RBC Capital Markets, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 1/4/2011
Issuer Cemex S.A.B. de C.V. (CEMEX 9.00% January 11, 2018 144A)
Cusip 151290AW
Bonds 650,000
Offering Price $99.36
Spread 0.68%
Cost $645,866
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.94%
Syndicate Members Bank of America Merrill Lynch, BBVA Securities, BNP Paribas, Citigroup Global Markets, HSBC Securities, JPMorgan, RBS Securities, Santander Central Hispano, Barclays Capital, ING Capital, Lazard Capital Markets
Fund Pacholder High Yield Fund
Trade Date 1/5/2011
Issuer AmeriGas Partners, L.P. (APU 6.50% May 20, 2021)
Cusip 030981AF
Bonds 145,000
Offering Price $100.00
Spread 1.60%
Cost $145,000
Dealer Executing Trade Credit  Suisse Securities
% of Offering  purchased by firm 3.51%
Syndicate Members Citigroup Global Markets, Credit Suisse Securities, JPMorgan, RBS Securities, Wells Fargo, PNC Capital
Fund Pacholder High Yield Fund
Trade Date 1/13/2011
Issuer Cequel Communications (CEQUEL 8.625% November 15, 2017 144A)
Cusip 15672WAA
Bonds 42,000
Offering Price $102.88
Spread 1.25%
Cost $43,208
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.11%
Syndicate Members Credit Suisse Securities, Goldman Sachs, JPMorgan, Bank of America Merrill Lynch, RBC Capital Markets, Stifel Nicolaus & Co, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 1/13/2011
Issuer Columbus McKinnon Corporation (CMCO 7.875% February 1, 2019 144A)
Cusip 199333AH
Bonds 120,000
Offering Price $98.55
Spread 1.50%
Cost $118,254
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.20%
Syndicate Members Credit Suisse Securities, JPMorgan, Merrill Lynch Pierce Fenner Smith, BB&T Capital Markets, PNC Capital, RBS Securities
Fund Pacholder High Yield Fund
Trade Date 1/13/2011
Issuer Navios Maritime (NM 8.125% February 15, 2019 144A)
Cusip 639365AE
Bonds 100,000
Offering Price $100.00
Spread 2.00%
Cost $100,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.41%
Syndicate Members Bank of America Merrill Lynch, JPMorgan, Citigroup GlobalMarkets, Commerz Markets, DNB Nor Markets, DVB Capital Markets, S. Goldman Advisors
Fund Pacholder High Yield Fund
Trade Date 1/13/2011
Issuer RSC Equipment Rental (RRR 8.25% February 1, 2021 144A)
Cusip 78108AAD
Bonds 160,000
Offering Price $100.00
Spread 2.00%
Cost $160,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.72%
Syndicate Members Deutsche Bank Securities, Bank of America Merrill Lynch, Barclays Capital, Goldman Sachs, JPMorgan, Wells Fargo, SunTrust Robinson Humphrey
Fund Pacholder High Yield Fund
Trade Date 1/13/2011
Issuer Valassis Communications, Inc.  (VCI 6.625% February 1, 2021 144A)
Cusip 918866AS
Bonds 150,000
Offering Price $100.00
Spread 1.50%
Cost $150,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.16%
Syndicate Members JPMorgan, Bank of America Merrill Lynch, Credit Suisse Securities
Fund Pacholder High Yield Fund
Trade Date 1/19/2011
Issuer CCO Holdings LLC (CTHR 7.00% January 15, 2019 144A)
Cusip 1248EPAT
Bonds 90,000
Offering Price $99.50
Spread 1.45%
Cost $89,550
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 4.41%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets, Credit Suisse, Deutsche Bank Securities, UBS Securities, Credit Agricole Securities, Goldman Sachs, JPMorgan, Morgan Stanley, RBC Capital Markets, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 1/19/2011
Issuer Inergy, L.P. (NRGY 6.875% August 1, 2021 144A)
Cusip 45661TAK
Bonds 175,000
Offering Price $100.00
Spread 1.75%
Cost $175,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.39%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Credit Suisse, JPMorgan, Morgan Stanley, Citigroup Global Markets, Raymond James, SunTrust Robinson Humphrey, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 1/19/2011
Issuer Targa Resources Partners (NGLS 6.875% February 1, 2021 144A)
Cusip 87612BAG
Bonds 200,000
Offering Price $100.00
Spread 1.75%
Cost $200,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 0.54%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Deutsche Bank Securities, JPMorgan, RBS Securities, BBVA Securities, BNP Paribas, Citigroup Global Markets, Comerica Securities, ING Bank, Natixis Securities, RBC Capital, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 1/26/2011
Issuer Casella Waste Systems, Inc. (CWST 7.75% February 15, 2019 144A)
Cusip 147448AF
Bonds 90,000
Offering Price $100.00
Spread 2.00%
Cost $90,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.62%
Syndicate Members Credit Agricole Securities, JPMorgan, Bank of America Merrill Lynch, Comerica Securities
Fund Pacholder High Yield Fund
Trade Date 1/28/2011
Issuer Oasis Petroleum Inc. (OAS 7.25% February 1, 2019 144A)
Cusip 674215AA
Bonds 65,000
Offering Price $100.00
Spread 2.25%
Cost $65,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.18%
Syndicate Members BNP Paribas, JPMorgan, UBS Securities, Wells Fargo, Johnson Rice & Co, Morgan Keegan, RBS Securities, Tudor Pickering & Co
Fund Pacholder High Yield Fund
Trade Date 1/31/2011
Issuer SM Energy Company (SM 6.625% February 15, 2019 144A)
Cusip 78454LAA
Bonds 130,000
Offering Price $100.00
Spread 2.25%
Cost $130,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.94%
Syndicate Members Bank of America Merrill Lynch, Wells Fargo, BBVA Securities, Comerica Securities, JPMorgan, BOSC Inc, Capital One Southcoast, KeyBanc Capital, Lloyds TSB Bank, RBC Capital, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 2/1/2011
Issuer Blue Merger Sub Inc (DLM 7.625% February 15, 2019 144A)
Cusip 095699AA
Bonds 245,000
Offering Price $100.00
Spread 2.50%
Cost $245,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.95%
Syndicate Members Barclays Capital, JPMorgan, Bank America Merrill Lynch, Morgan Stanley, KKR Capital Markets, Deutsche Bank Securities, Goldman Sachs, Mizuhi Securities
Fund Pacholder High Yield Fund
Trade Date 2/1/2011
Issuer The Geo Group Inc (GEO 6.625% February 15, 2021 144A)
Cusip 36159RAD
Bonds 102,000
Offering Price $100.00
Spread 2.25%
Cost $102,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 5.43%
Syndicate Members Wells Fargo, Bank America Merrill Lynch, Barclays Capital, JPMorgan, SunTrust Robinson Humphrey, BBVA Securities, BNP Paribas, Fifth Third Bank, HSBC Securities, Morgan Keegan, Sunrise Securities, TD Securities, US Bank
Fund Pacholder High Yield Fund
Trade Date 2/4/2011
Issuer Aleris International Inc. (ALERIS 7.625% February 15, 2018 144A)
Cusip 014477AL
Bonds 175,000
Offering Price $100.00
Spread 2.00%
Cost $175,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.52%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Deutsche Bank Securities, JPMorgan, UBS Securities, KeyBanc Capital Markets, Moelis & Co
Fund Pacholder High Yield Fund
Trade Date 2/8/2011
Issuer Avaya Inc. (AV 7.00% April 1, 2019 144A)
Cusip 053499AG
Bonds 260,000
Offering Price $100.00
Spread 2.00%
Cost $260,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.70%
Syndicate Members Citigroup Global Markets, Goldman Sachs, JPMorgan, Morgan Stanley, UBS Securities, Barclays Capital, Deutsche Bank, HSBC Securities
Fund Pacholder High Yield Fund
Trade Date 2/17/2011
Issuer Claire's Escrow Corporation (CLE 8.875% March 15, 2019 144A)
Cusip 179583AA
Bonds 480,000
Offering Price $100.00
Spread 2.00%
Cost $480,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 7.07%
Syndicate Members Credit Suisse Securities, Goldman Sachs, JPMorgan, Morgan Joseph TriArtisan Group
Fund Pacholder High Yield Fund
Trade Date 2/28/2011
Issuer Comstock Resources Inc. (CRK 7.75% April 1, 2019)
Cusip 205768AH
Bonds 75,000
Offering Price $100.00
Spread 2.00%
Cost $75,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.39%
Syndicate Members Bank America Merrill Lynch, BMO Capital Markets, JPMorgan, BBVA Securities, BNP Paribas, Capital One Southcoast, Comerica Securities, Lloyds Capital Markets, Mitsubishi UFJ Financial, Morgan Keegan, Natixis Securities, Scotia Capital, SunTrust Robinson Humphrey, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 3/1/2011
Issuer Key Energy Services Inc. (KEG 6.75% March 1, 2021)
Cusip 492914AS
Bonds 165,000
Offering Price $100.00
Spread 1.89%
Cost $165,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 4.87%
Syndicate Members Credit Suisse, JPMorgan, Bank America Merrill Lynch, Morgan Stanley, Capital One Southcaost, Comerica Securities, Deutsche Bank, Scotia Capital
Fund Pacholder High Yield Fund
Trade Date 3/3/2011
Issuer Needle Merger Sub Corp (NEEDLE 8.125% March 15, 2019 144A)
Cusip 639888AA
Bonds 200,000
Offering Price $100.00
Spread 1.75%
Cost $200,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.14%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, JPMorgan, Citigroup Global Markets, Morgan Stanley, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 3/4/2011
Issuer Huntington Ingalls Industries, Inc. (HII 6.875% March 15, 2018 144A)
Cusip 446413AA
Bonds 90,000
Offering Price $100.00
Spread 2.00%
Cost $90,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.16%
Syndicate Members Credit Suisse, JPMorgan, RBS Securities, Wells Fargo, BNP Paribas, Mitsubishi UFJ Securities, Morgan Stanley, Sun Trust Robinson Humphrey, Bank of America Merrill Lynch, Scotia Capital, SMBC Nikko Capital Markets, TD Securities, US Bancorp Investments
Fund Pacholder High Yield Fund
Trade Date 3/4/2011
Issuer Huntington Ingalls Industries, Inc. (HII 7.125% March 15, 2021 144A)
Cusip 446413AC
Bonds 90,000
Offering Price $100.00
Spread 2.00%
Cost $90,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.16%
Syndicate Members Credit Suisse, JPMorgan, RBS Securities, Wells Fargo, BNP Paribas, Mitsubishi UFJ Securities, Morgan Stanley, Sun Trust Robinson Humphrey, Bank of America Merrill Lynch, Scotia Capital, SMBC Nikko Capital Markets, TD Securities, US Bancorp Investments
Fund Pacholder High Yield Fund
Trade Date 3/9/2011
Issuer Deluxe Corporation (DLX 7.00% March 15, 2019 144A)
Cusip 248019AM
Bonds 125,000
Offering Price $100.00
Spread 1.50%
Cost $125,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 5.04%
Syndicate Members Credit Suisse, JPMorgan, Fifth Third Bank, Mitsubishi UFJ Securities, US Bank
Fund Pacholder High Yield Fund
Trade Date 3/23/2011
Issuer CIT Group Inc. (CIT 6.625% April 1, 2018 144A)
Cusip 125577BC
Bonds 180,000
Offering Price $100.00
Spread 1.50%
Cost $180,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.15%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche Bank, JPMorgan, Merrill Lynch Pierce Fenner & Smith, Credit Agricole, Goldman Sachs, Morgan Stanley, RBC Capital, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 3/31/2011
Issuer Ameristar Casinos Inc. (ASCA 7.50% April 15, 2021 144A)
Cusip 03070QAM
Bonds 238,000
Offering Price $99.13
Spread 1.31%
Cost $235,918
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 6.24%
Syndicate Members Credit Agricole, Deutsche Bank, JPMorgan, Bank America Merrill Lynch, Wells Fargo, Commerz Markets, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 4/4/2011
Issuer Pernod-Ricard SA (RIFP 5.75% April 7, 2021 144A)
Cusip 714264AA
Bonds 150,000
Offering Price $99.07
Spread 0.60%
Cost $148,598
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.25%
Syndicate Members Bank America Merrill Lynch, BNP Paribas, CM-CIC Securities, Goldman Sachs & Co, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 4/5/2011
Issuer PENN Virginia Corp (PVA 7.25% April 15, 2019)
Cusip 707882AC
Bonds 85,000
Offering Price $100.00
Spread 2.00%
Cost $85,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.37%
Syndicate Members Barclays Capital, JPMorgan, Bank America Merrill Lynch, RBC Capital, Wells Fargo, BNP Paribas, Credit Suisse, BMO Capital Markets, Capital One Southcoast, Comerica Securities, PNC Capital, Scotia Capital
Fund Pacholder High Yield Fund
Trade Date 4/6/2011
Issuer Navios SA Logistics Inc. and Navios Logistics Finance (US) Inc. (NAVSAL 9.25% April 15, 2019 144A)
Cusip 63938NAA
Bonds 77,000
Offering Price $100.00
Spread 2.00%
Cost $77,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.69%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Citigroup Global Markets, Credit Suisse, S Goldman Capital
Fund Pacholder High Yield Fund
Trade Date 4/27/2011
Issuer Iasis Healthcare LLC (IAS 8.375% May 15, 2019 144A)
Cusip 45072PAC
Bonds 1,000,000
Offering Price $99.28
Spread 2.00%
Cost $992,770
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 8.10%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Goldman Sachs & Co, JPMorgan, Deutsche Bank, SunTrust Robinson Humphrey
Fund Pacholder High Yield Fund
Trade Date 4/29/2011
Issuer Cumulus Media Inc. (CMLS 7.75% May 1, 2019 144A)
Cusip 231082AB
Bonds 20,000
Offering Price $100.00
Spread 2.25%
Cost $20,000
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 0.37%
Syndicate Members ING Financial Markets, JPMorgan, Macquarie Capital, RBC Capital, UBS Securities, FBR Capital Markets
Fund Pacholder High Yield Fund
Trade Date 5/3/2011
Issuer CCO Holdings, LLC and CCO Holdings Capital Corp. (CHTR 6.50% April 30, 2021)
Cusip 1248EPAU
Bonds 400,000
Offering Price $100.00
Spread 1.30%
Cost $400,000
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 3.67%
Syndicate Members UBS Securities, Citigroup Global Markets, Credit Suisse, Deutsche Bank Securities, Merrill Lynch Pierce Fenner & Smith, Credit Agricole Securities, Goldman Sachs & Co, JPMorgan, Morgan Joseph TriArtisan Group, Morgan Stanley & Co, RBC Capital, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 5/6/2011
Issuer Kansas City Southern de Mexico, S.A. de C.V. (KSU 6.125% June 15, 2021 144A)
Cusip 485161AL
Bonds 75,000
Offering Price $100.00
Spread 2.00%
Cost $75,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.71%
Syndicate Members Bank America Merrill Lynch, JPMoragn, JPMorgan, Scotia Capital, BBVA Securities, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 5/12/2011
Issuer Navios Maritime Acquisition Corporation and Navios Acquistion Finance (U.S.) Inc. (NNA 8.625% November 1, 2017 144A)
Cusip 63938MAC
Bonds 140,000
Offering Price $102.25
Spread 2.00%
Cost $143,150
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 17.66%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Canto Fitzgerald, Credit Agricole, DVB Capital Markets, S Goldman Capital
Fund Pacholder High Yield Fund
Trade Date 5/13/2011
Issuer Thompson Creek Metals Company,Inc. (TCMCN 7.375% June 1, 2018 144A)
Cusip 884768AA
Bonds 40,000
Offering Price $100.00
Spread 2.25%
Cost $40,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.33%
Syndicate Members Deutsche Bank Securities, JPMorgan, BBVA Securities, RBC Capital Markets, Societe Generale, Standard Bank, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 5/17/2011
Issuer RR Donnelley & Sons Company (RRD 7.25% May 15, 2018)
Cusip 257867AX
Bonds 125,000
Offering Price $100.00
Spread 1.50%
Cost $125,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.71%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets, JPMorgan, Fifth Third Securities, Mitsubishi UFJ Securities, PNC Capital Markets, Scotia Capital, TD Securities, UBS Securities, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 5/17/2011
Issuer Petrohawk Energy Corporation (HKUS 6.25% June 1, 2019 144A)
Cusip 716495AM
Bonds 260,000
Offering Price $100.00
Spread 1.75%
Cost $260,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 6.63%
Syndicate Members Wells fargo, Bank America Merrill Lynch, Barclays Capital, BMO Capital Markets, BNP Paribas, Goldman Sachs, JPMorgan, RBC Capital Markets, Capital One Southcoast, Credit Agricole, Credit Suisse, Deutsche bank, Morgan Stanley, UBS Securites, Citigroup Global Markets, ING Capital, KeyBanc Capital Markets,Mizuho Securites, Natixis Financial, Scotia Capital, SMBC Securities, SunTrust Robinson Humphrey
Fund Pacholder High Yield Fund
Trade Date 5/18/2011
Issuer Concho Resources Inc (CXO 6.50% Juanuary 15, 2022)
Cusip 20605PAC
Bonds 230,000
Offering Price $100.00
Spread 2.00%
Cost $230,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.84%
Syndicate Members JPMorgan, Bank America Merrill Lynch, Wells Fargo, Barclays Capital, BNP Paribas, Credit Agricole, ING Financial, Lloyds Securities, Mitsubishi UFJ Securities, US Bancorp, Banco Bilbao Vizcaya Argentaria, BMO Capital, Capital One Southcoast, CIBC World Markets, Howard Weil, Keybanc Capital markets, Natixis Securities, RBS Securities, Scotia Capital, SMBC Nikko Capital Markets, SunTrust Robinson Humphrey
Fund Pacholder High Yield Fund
Trade Date 5/20/2011
Issuer JBS USA, LLC and JBS USA Finance, Inc. (JBSSBZ 7.25% June 1, 2021 144A)
Cusip 466112AF
Bonds 590,000
Offering Price $98.26
Spread 1.25%
Cost $579,734
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 9.36%
Syndicate Members Banco do Brasil SA, Bank America Merrill Lynch, Barclays Capital, JPMorgan, Morgan Stanley, BMO Capital, Credit Suisse, Rabo Securities, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 5/23/2011
Issuer Regency Energy Partners LP and Regency Energy Finance Corp (RGNC 6.50% July 15, 2021)
Cusip 75886AAF
Bonds 320,000
Offering Price $100.00
Spread 1.75%
Cost $320,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 7.39%
Syndicate Members Bank America Merrill Lynch, Credit Suisse, JPMorgan, Morgan Stanley, RBS Securities, Wells fargo, Deutsche Bank, SunTrust Robinson Humphrey, Comerica Securities, Natixis Securities, Scotia Capital, US Bancorp